Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2021 Results FEBRUARY 9, 2022

Blackstone |Blackstone Mortgage Trust, Inc. 1 BXMT HIGHLIGHTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Includes $1.5 billion of Non-Consolidated Senior Interests and investment exposure to the $379 million 2018 Single Asset Securitization through a $79 million subordinate interest. (3) Reflects ratio of Distributable Earnings per share to dividends declared per share for twelve months ended December 31, 2021. ▪ BXMT generated 4Q EPS of $0.76 and Distributable EPS(1) of $0.78, reflecting the growing earnings power of our high-quality $24.0 billion senior loan portfolio(2) ▪ 2021 full year EPS of $2.77 and Distributable EPS(1) of $2.62, significantly exceeding dividends paid of $2.48 per share Consistent, disciplined focus on low-leverage loans to strong sponsors Attractive capital markets executions enhance structure and cost of capital Robust portfolio growth generates increased earnings momentum Record Growth Diversified Capitalization Strong Earnings $14.6B 2021 originations $5.9B 2021 portfolio growth $5.9B 2021 new financing capacity 43bps YoY reduction in corporate borrowing r te $0.78 4Q distributable EPS(1) 106% 2021 dividend coverage(3) Consistent, disciplined focus on low-leverage loans to strong sponsors New capital providers and structures optimize balance sheet growth Robust portfolio growth generates earnings momentum

Blackstone |Blackstone Mortgage Trust, Inc. 2 FOURTH QUARTER AND FULL YEAR 2021 RESULTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Excludes $0.12 per share of Distributable Earnings related to (i) prepayment income and acceleration of deferred origination fees associated with a certain early loan repayment and (ii) a charge-off of a certain previously recorded Current Expected Credit Loss (“CECL”) reserve, in both cases net of incentive fees. (3) Reflects ratio of Distributable Earnings per share to dividends declared per share for twelve months ended December 31, 2021. (4) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. (5) Includes $1.5 billion of Non-Consolidated Senior Interests and investment exposure to the $379 million 2018 Single Asset Securitization through a $79 million subordinate interest. (6) Represents (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity. Earnings ▪ 4Q GAAP earnings per share of $0.76 and Distributable Earnings(1) per share of $0.78 ($2.77 and $2.62, respectively, for full year 2021); 4Q run-rate Distributable Earnings per share of $0.66(2) ▪ Record 2021 portfolio growth of $5.9 billion generated increasing Distributable Earnings and 106% dividend coverage(3) in 2021 ▪ Book value grew $0.80 per share in 2021 to $27.22; paid $2.48 per share of dividends Investments ▪ 4Q originations of $6.0 billion; market leading scale and relationships continue to drive pipeline, with 68% of lending activity from repeat sponsors ▪ Fundings of $12.9 billion drove $5.9 billion of portfolio growth; $7.2 billion of loans repaid, with 65% of repayments from office and hotel loans ▪ Record 2021 originations of $14.6 billion reflect continued credit discipline, with weighted average origination LTV(4) of 64% consistent with long-term average Portfolio ▪ Diversified capitalization in 2021 through inaugural $400 million of secured notes, upsizing/repricing of $623 million of secured term loans, and $1 billion of CLO securitizations ▪ Closed $10.5 billion of credit facility financings during the year across 13 counterparties on favorable economic and structural terms, including $2.3 billion from two new secured debt agreements ▪ Year-end liquidity of $1.3 billion and debt-to-equity ratio(6) of 3.2x support ongoing growth within current capitalization Capitalization ▪ $24.0 billion(5) senior loan portfolio secured by institutional quality real estate in major markets ▪ Accelerating investment pace and continued turnover produced an evolving collateral mix; multifamily exposure more than doubled to 24% of the portfolio at year-end ▪ Reduced CECL reserve 29% year-over-year, with continued portfolio credit performance ▪ 98% floating-rate portfolio increasingly focused on growth markets and sectors provides strong protection against inflation

Blackstone |Blackstone Mortgage Trust, Inc. $2.48 $2.62 2020 2021 $18.2 $24.0 12/31/2020 12/31/2021 $26.42 $27.22 12/31/2020 12/31/2021 3 EARNINGS ▪ $5.9 billion of portfolio growth and continued credit performance drove strong earnings and dividend coverage, building on our long-term track record ▪ Accretive growth, retained earnings, and CECL recovery grew book value by $0.80 per share in 2021 Earnings Growth(1) Book Value Growth +$0.80+$0.14+32% Portfolio Growth ($ in billions) (1) Reflects Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income. GAAP EPS $0.97 $2.77

Blackstone |Blackstone Mortgage Trust, Inc. 58% 58% 43% 9% 10% 24% +3.56% +3.56% +3.54% 2019 2020 2021 Portfolio Composition ($ in billions) 4 INVESTMENTS ▪ Best-in-class platform produced record 2021 originations of $14.6 billion with an emphasis on higher-growth sectors ▪ Credit and return metrics remained consistent, with average portfolio origination LTV(1) of 64% and all-in asset yield of +3.54%(2) 2o21 Portfolio Activity ($ in billions) (1) Based on LTV as of the dates loans and other investments were originated or acquired by us. (2) Represents all-in asset yield, expressed as a spread over the relevant floating benchmark rates as applicable to each loan. In addition to cash coupon, all-in yield includes the amortization of deferred origination and extension fees, loan origination costs, and purchase discounts, as well as the accrual of exit fees. Excludes a loan accounted for under the cost-recovery method. Weighted Average All-In Yield 59% 17% 6% 18% $7.2B repayments 31% 42% 9% 18% $14.6B originations (2) $17.9 $18.2 $24.0 Office Hospitality OtherMultifamily

Blackstone |Blackstone Mortgage Trust, Inc. Office 43% Multifamily 24% Hospitality 16% Industrial 5% Retail 4% Other 8% 5 PORTFOLIO: COLLATERAL COMPOSITION (1) Includes $1.5 billion of Non-Consolidated Senior Interests and investment exposure to the $379 million 2018 Single Asset Securitization through a $79 million subordinate interest. (2) States and countries comprising less than 1% of total loan portfolio are excluded. ▪ $24.0 billion(1) senior loan portfolio comprising 189 investments with increasing activity in higher growth markets ▪ Nearly half of BXMT’s current investments were made after the onset of COVID-19 Major Market Focus(1)(2) Collateral Diversification(1) DEU, 1% UK, 11% IE, 5% ES, 6% CA 15% TX 7% IL 3% TN, 2% GA 5% FL 7% NY 16% DC, 1% HI, 2% SE, 2% NC, 1% MA, 1% NV 1% VA, 1% AU 2% AZ 2% CO 1% MO 1%

Blackstone |Blackstone Mortgage Trust, Inc. 6 PORTFOLIO: INFLATION PROTECTION ▪ 98% floating rate portfolio with increasingly positive rate correlation over time ▪ Low-leverage real estate loan portfolio with an expanding focus on growth markets and assets is well-insulated from impacts of inflation Inflation Protection (1) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. Index Floor Mix (as a % of Floating Loan Portfolio) 64% Loan-to-Value(1) 98% Floating Rate Portfolio 73% of portfolio has index floor at or below 25bps 12/31/2020 12/31/2021 Index Floor 25bps or lower Index Floor greater than 25bps

Blackstone |Blackstone Mortgage Trust, Inc. 3.0x 2.5x 3.2x - 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 12/31/2019 12/31/2020 12/31/2021 ✓ ✓ 7 CAPITALIZATION ▪ Robust capital markets activity in 2021 across diversity of products, providing opportunity to optimize economic and structural terms across markets ▪ Strong portfolio growth enabled right-sizing of balance sheet leverage to more normalized levels 2021 Capital Markets Activity ✓ Credit Facilities: ▪ $3.7 billion credit facility capacity added, including $2.5 billion from two new facilities at attractive terms Secured Notes: ▪ Issued $400 million five-year secured notes in inaugural bond offering Securitized Debt: ▪ $1.0 billion raised with BXMT 2021 FL-4, BXMT’s fourth uniquely-tailored CLO ✓ Term Loan B: ▪ Continued programmatic term loan issuance, raising $623 million across two transactions Syndications: ▪ $448 million non-recourse sales of senior loan interests ✓ Conservative Debt-to-Equity Ratio(1) (1) Reflects the ratio of (i) total outstanding secured debt agreements, asset-specific financings, secured term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity.

Blackstone |Blackstone Mortgage Trust, Inc. Appendix 8

APPENDIX

4Q 2021 Operating Results

($ in millions)

	GAAP Net Income	Adjustments	Distributable Earnings
Interest income	$270.7	$ -	$270.7
Interest expense	(96.8)	0.1	(96.7)
Management and incentive fees	(28.4)	-	(28.4)
General and administrative expenses and taxes	(3.6)	-	(3.6)
Charge-offs of current expected credit loss reserves(1)	-	(14.4)	(14.4)
Increase in current expected credit loss reserve	(9.6)	9.6	-
Non-cash compensation	(7.5)	7.5	-
Realized hedging and foreign currency loss, net(2)	-	(0.7)	(0.7)
Net income attributable to non-controlling interests	(0.9)	-	(0.9)
Total	$123.9	$2.1	$126.0

$0.76
net income per share

$0.78
distributable earnings per share

Net Fundings(3)

($ in billions)


$22.3
$5.2
$3.5
$24.0
3Q '21 Loans Outstanding(4)(5)
Fundings
Repayments
4Q '21 Loans Outstanding(6)

(1) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve.
(2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
(3) Amounts may not add due to rounding.
(4) Adjusted to reflect $355 million of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of Dec 31, 2021.
(5) Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $493 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(6) Includes $1.5 billion of Non-Consolidated Senior Interests and investment exposure to the $379 million 2018 Single Asset Securitization through a $79 million subordinate interest.

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APPENDIX

Portfolio Details[1]

($ in millions)

	Loan Type	Origination Date [2]	Total Loan [3]	Principal Balance [3]	Net Book Value	Spread	All-in Yield	Maximum Maturity [4]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV [2]
Loan 1	Senior Loan	8/14/2019	$ 1,192	$ 1,160	$ 1,156	+ 2.54 %	+ 2.96 %	12/23/2024	Dublin - IE	Office	$422 / sqft	74 %
Loan 2	Senior Loan	3/22/2018	822	822	821	+ 3.25 %	+ 3.42 %	3/15/2023	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 3	Senior Loan [3]	12/9/2021	770	667	382	+ 2.65 %	+ 2.82 %	12/9/2026	New York	Mixed-Use	$220 / sqft	50 %
Loan 4	Senior Loan	3/30/2021	551	551	546	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$101 / sqft	76 %
Loan 5	Senior Loan [3]	8/7/2019	746	497	99	+ 3.12 %	+ 3.60 %	9/9/2025	Los Angeles	Office	$338 / sqft	59 %
Loan 6	Senior Loan [3]	12/17/2021	448	440	283	+ 3.95 %	+ 4.33 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 7	Senior Loan	8/22/2018	363	363	362	+ 3.15 %	+ 3.28 %	8/9/2023	Maui	Hospitality	$471,391 / unit	61 %
Loan 8	Senior Loan	4/9/2018	1,487	358	346	+ 6.13 %	+ 6.43 %	6/9/2025	New York	Office	$525 / sqft	48 %
Loan 9	Senior Loan	9/23/2019	398	346	343	+ 3.00 %	+ 3.22 %	11/15/2024	Diversified - Spain	Hospitality	$188,896 / unit	62 %
Loan 10	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 11	Senior Loan	10/25/2021	327	327	323	+ 4.30 %	+ 4.62 %	10/25/2024	Various - AU	Hospitality	$161,082 / unit	56 %
Loan 12	Senior Loan [3]	8/6/2015	325	325	59	5.74 %	5.85 %	10/29/2022	Diversified - EUR	Other	n / a	71 %
Loan 13	Senior Loan	1/11/2019	325	325	323	+ 4.35 %	+ 4.70 %	1/11/2026	Diversified - UK	Other	$321 / sqft	74 %
Loan 14	Senior Loan	2/27/2020	303	299	298	+ 2.70 %	+ 3.04 %	3/9/2025	New York	Mixed-Use	$938 / sqft	59 %
Loan 15	Senior Loan	11/30/2018	286	286	285	n/m [5]	n/m [5]	8/9/2025	New York	Hospitality	$306,870 / unit	73 %
Loans 16 - 188	Senior Loans [3]	Various	19,897	16,559	16,033	+ 3.14 % [6]	+ 3.50 % [6]	Various	Various	Various	Various	64 %
CECL reserve					(125)							
Total/Wtd. avg.			**$ 28,593**	**$ 23,669**	**$ 21,878**	**+ 3.22 % [6]**	**+ 3.55 % [6]**	**3.4 yrs**				**65 %**

(1) Portfolio excludes our $79 million subordinate interest in the $379 million 2018 Single Asset Securitization.
(2) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3) In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of December 31, 2021, seven loans in the portfolio have been financed with an aggregate $1.5 billion of Non-Consolidated Senior Interests, which are included in the table above.
(4) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5) Loan is accounted for under the cost-recovery method.
(6) Consists of both floating and fixed rates. Spread and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

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Blackstone |Blackstone Mortgage Trust, Inc. December 31, 2021 December 31, 2020 Assets Cash and cash equivalents $551,154 $289,970 Loans receivable 22,003,017 16,572,715 Current expected credit loss reserve (124,679) (173,549) Loans receivable, net $21,878,338 $16,399,166 Other assets 273,797 269,819 Total assets 22,703,289 $16,958,955 Liabilities and equity Secured debt, net $12,280,042 $7,880,536 Securitized debt obligations, net 2,838,062 2,922,499 Asset-specific debt, net 393,824 391,269 Term loans, net 1,327,406 1,041,704 Senior secured notes, net 394,010 — Convertible notes, net 619,876 616,389 Other liabilities 231,358 202,327 Total liabilities $18,084,578 $13,054,724 Commitments and contingencies — — Equity Class A common stock, $0.01 par value 1,682 1,468 Additional paid-in capital 5,373,029 4,702,713 Accumulated other comprehensive income 8,308 11,170 Accumulated deficit (794,832) (829,284) Total Blackstone Mortgage Trust, Inc. stockholders ʼ equity $4,588,187 $3,886,067 Non-controlling interests 30,524 18,164 Total equity $4,618,711 $3,904,231 Total liabilities and equity $22,703,289 $16,958,955 APPENDIX 11 Consolidated Balance Sheets ($ in thousands, except per share data)

Blackstone |Blackstone Mortgage Trust, Inc. 2021 2020 2021 2020 Income from loans and other investments Interest and related income $270,749 $188,851 $854,690 $779,648 Less: Interest and related expenses 96,809 79,401 340,223 347,471 Income from loans and other investments, net $173,940 $109,450 $514,467 $432,177 Other expenses Management and incentive fees 28,373 19,158 88,467 77,916 General and administrative expenses 11,060 11,551 43,168 45,871 Total other expenses $39,433 $30,709 $131,635 $123,787 (Increase) decrease in current expected credit loss reserve (9,568) 5,813 39,864 (167,653) Income before income taxes $124,939 $84,554 $422,696 $140,737 Income tax provision 77 131 423 323 Net income $124,862 $84,423 $422,273 $140,414 Net income attributable to non-controlling interests (922) (807) (3,080) (2,744) Net income attributable to Blackstone Mortgage Trust, Inc. $123,940 $83,616 $419,193 $137,670 Per share information (basic and diluted) Net income per share of common stock $0.76 $0.57 $2.77 $0.97 Weighted-average shares of common stock outstanding 162,056,782 146,675,431 151,521,941 141,795,977 Three Months Ended December 31, Twelve Months Ended December 31, APPENDIX 12 Consolidated Statements of Operations ($ in thousands, except per share data)

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. December 31, 2021 September 30, 2021 Net income (1) $123,940 $83,757 Weighted-average shares outstanding, basic and diluted 162,057 149,215 Per share amount, basic and diluted $0.76 $0.56 Three Months Ended December 31, 2021 September 30, 2021 Stockholders' equity $4,588,187 $4,236,550 Shares Class A common stock 168,180 157,016 Deferred stock units 363 356 Total outstanding 168,543 157,372 Book value per share $27.22 $26.92 Three Months Ended December 31, 2021 September 30, 2021 Net income (1) $123,940 $83,757 Charge-offs of current expected credit loss reserve (2) (14,427) — Increase in current expected credit loss reserve 9,568 2,767 Non-cash compensation expense 7,463 8,080 Realized hedging and foreign currency loss, net (3) (668) (768) Other items 120 116 Adjustments attributable to non-controlling interests, net (30) (39) Distributable Earnings $125,966 $93,913 Weighted-average shares outstanding, basic and diluted 162,057 149,215 Distributable Earnings per share, basic and diluted $0.78 $0.63 Three Months Ended APPENDIX 13 Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 14 Annual Per Share Calculations (in thousands, except per share data) Years Ended December 31, 2021 2020 Net income (1) $419,193 $137,670 Charge-offs of current expected credit loss reserve (2) (14,427) — (Decrease) increase in current expected credit loss reserve (39,864) 167,653 Non-cash compensation expense 31,647 34,532 Realized hedging and foreign currency (loss) income, net (3) (521) 10,852 Other items 561 1,487 Adjustments attributable to non-controlling interests, net 132 (204) Distributable Earnings $396,721 $351,990 Weighted-average shares outstanding, basic and diluted 151,522 141,796 Net income per share, basic and diluted $2.77 $0.97 Distributable Earnings per share, basic and diluted $2.62 $2.48

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 15 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Non-Consolidated Securitized Debt Obligations: Senior securitized debt held by third-parties in the 2018 Single Asset Securitization. These non-recourse securitized debt obligations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS 16 This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of and recovery from the negative effects of the COVID-19 pandemic. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.